UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report: May 6, 2014
(Date of earliest event reported)

E*TRADE FINANCIAL CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1271 Avenue of the Americas, 14th Floor, New York, New York 10020
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 521-4300

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.       Submission of Matters to a Vote of Security Holders

At the Company’s Annual Meeting of Stockholders held on May 6, 2014, stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed on March 25, 2014 for the Annual Meeting of Stockholders.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of eleven directors for a term that will end at the Company’s Annual Meeting of Stockholders in 2015.

Director	For	Against	Abstain	Broker Non-Vote
Richard J. Carbone	227,657,380	1,189,999	180,032	25,663,264
Mohsen Z. Fahmi	227,649,575	1,184,529	193,307	25,663,264
Christopher M. Flink	227,643,093	1,191,875	192,443	25,663,264
Paul T. Idzik	228,339,148	506,913	181,350	25,663,264
Frederick W. Kanner	227,646,629	1,199,942	180,840	25,663,264
James Lam	227,672,278	1,174,238	180,895	25,663,264
Rodger A. Lawson	227,669,918	1,176,853	180,640	25,663,264
Rebecca Saeger	227,580,044	1,271,706	175,661	25,663,264
Joseph L. Sclafani	227,655,220	1,191,291	180,900	25,663,264
Joseph M. Velli	227,637,365	1,208,879	181,167	25,663,264
Donna L. Weaver	226,194,838	2,695,024	137,549	25,663,264

Proposal 2

Approval, by a non-binding advisory vote, of compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Vote
216,389,040	12,313,735	324,636	25,663,264

Proposal 3

Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for 2014.

For	Against	Abstain
250,118,676	4,349,814	222,185

Item 8.01.       Other Events

On May 6, 2014, the Company’s Board approved amendments to each of the Company’s Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter.

The Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, Governance Committee Charter and Risk Oversight Committee Charter, are filed as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Corporate Governance Guidelines, as amended May 6, 2014
99.2	Audit Committee Charter, as amended May 6, 2014
99.3	Compensation Committee Charter, as amended May 6, 2014
99.4	Governance Committee Charter, as amended May 6, 2014
99.5	Risk Oversight Committee Charter, as amended May 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Dated: May 7, 2014	By:	/s/Karl A. Roessner
Name: Karl A. Roessner
Title: Corporate Secretary